UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 23, 2006

Arrow Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-12507

22-2448962

(Commission File Number)

(IRS Employer Identification No.)

250 Glen Street, Glens Falls, NY

12801

(Address of Principal Executive Offices)

(Zip Code)

(518) 745-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

The Board of Directors of Arrow Financial Corporation approved a 3% stock dividend payable on September 29, 2006 to shareholders of record on September 22, 2006.  Shareholders will also receive the cash equivalent of any fractional shares to which they are entitled, since no partial shares will be issued.

Arrow Financial Corporation is a multi-bank holding company headquartered in
Glens Falls, New York, with 31 banking locations in northeastern New York.  Arrow Financial Corporation is the parent of Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date: August 28, 2006

By:

/s/ John J. Murphy

John J. Murphy

Executive Vice President, Treasurer and
Chief Financial Officer